UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2015

NORTHERN TRUST CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

0-5965 (Commission File Number)	36-2723087 (IRS Employer Identification No.)

50 South LaSalle Street, Chicago, Illinois, 60603

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 630-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2015 annual meeting of stockholders of Northern Trust Corporation (the “Corporation”) was held on April 21, 2015 in Chicago, Illinois for the purposes of: (i) electing 11 directors to serve on the Board of Directors until the 2016 annual meeting and their successors are elected and qualified; (ii) approving, by an advisory vote, 2014 named executive officer compensation; (iii) ratifying the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2015 fiscal year; and (iv) considering a stockholder proposal regarding additional disclosure of political and lobbying contributions. Stockholders representing 213,827,080 shares, or 91.52% of the Corporation’s common stock as of the February 23, 2015 record date, voted in person or by proxy. Final voting results are as follows.

Election of Directors

All 11 nominees for director named in the proxy statement for the annual meeting were elected by the votes set forth in the table below.

Nominee	For	Against	Abstentions	Broker Non-Votes
Linda Walker Bynoe	198,385,498	2,390,075	302,992	12,748,515
Susan Crown	199,248,090	1,546,453	284,022	12,748,515
Dean M. Harrison	200,335,230	426,111	317,224	12,748,515
Dipak C. Jain	197,349,497	3,320,574	408,494	12,748,515
Jose Luis Prado	199,798,702	975,833	304,030	12,748,515
John W. Rowe	196,964,425	3,820,022	294,118	12,748,515
Martin P. Slark	197,842,889	2,938,444	297,232	12,748,515
David H.B. Smith, Jr.	199,628,723	1,003,871	445,971	12,748,515
Donald Thompson	200,095,691	664,511	318,363	12,748,515
Charles A. Tribbett III	199,012,208	1,769,048	297,309	12,748,515
Frederick H. Waddell	196,791,667	3,248,906	1,037,992	12,748,515

Approval of 2014 Named Executive Officer Compensation

The 2014 named executive officer compensation was approved, on an advisory basis, by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
178,253,561	21,935,463	889,541	12,748,515

Ratification of the Appointment of KPMG LLP

The appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2015 fiscal year was ratified by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
211,739,856	1,657,248	429,976	—

Consideration of Stockholder Proposal

The stockholder proposal regarding additional disclosure of political and lobbying contributions was defeated by the votes set forth in the table below.

For	Against	Abstentions	Broker Non-Votes
49,817,144	126,072,776	25,188,675	12,748,515

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northern Trust Corporation

Date: April 24, 2015	By:	/s/ Stephanie S. Greisch
Stephanie S. Greisch Corporate Secretary